UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2018

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 5, 2018, SJW Group, a Delaware corporation (the “Company”), Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”), entered into the Second Amended and Restated Agreement and Plan of Merger (the “Revised Merger Agreement”). The Revised Merger Agreement amends and restates in its entirety the Amended and Restated Agreement and Plan of Merger (the “First Amended and Restated Merger Agreement”), dated as of May 30, 2018, by and among the Company, Merger Sub and CTWS, which amended and restated in its entirety the Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of March 14, 2018, by and among the Company, Merger Sub and CTWS.

The Merger.

The Revised Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into CTWS (the “Merger”), with CTWS surviving the Merger as a wholly owned subsidiary of the Company. Subject to the terms and conditions of the Revised Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each share of common stock, without par value, of CTWS (each, a “CTWS Common Share”), other than CTWS Common Shares directly or indirectly owned by the Company, Merger Sub, CTWS or any of their respective subsidiaries (in each case, other than any CTWS Common Shares held on behalf of third parties), issued and outstanding immediately prior to the Effective Time, will be automatically converted into the right to receive an amount in cash equal to $70.00 per share, payable without interest (the “Merger Consideration”) to the holder of each CTWS Common Share.

Effect on Company Equity Awards.

Under the Revised Merger Agreement, all outstanding CTWS Performance Share Units (“PSUs”) granted prior to the date of the Original Merger Agreement will become vested as to a number of PSUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PSU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PSUs granted on or after the date of the Original Merger Agreement will be assumed by the Company and converted into a time-based vesting award based on the target number of PSUs that was subject to each applicable PSU award immediately prior to the closing of the Merger. The Company will assume all outstanding CTWS Restricted Share Units (“RSUs”) and such RSUs will be converted into Company restricted share units. All outstanding CTWS Performance Cash Units (“PCUs”) granted prior to the date of the Original Merger Agreement will become vested as to a number of PCUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PCU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PCUs granted on or after the date of the Original Merger Agreement will be assumed by the Company and converted into a time-based vesting cash award based on the target number of PCUs that was subject to each applicable PCU award immediately prior to the closing of the Merger. All outstanding and unvested CTWS Restricted Share awards (“RS Awards”) granted on or after the date of the Original Merger Agreement will be converted into a time-based award covering a number of restricted shares of the Company based on the target number of restricted shares under each applicable RS Award immediately prior to the closing of the Merger. The Company will assume all outstanding CTWS Deferred Share Units (“DSUs”) and such DSUs will be converted into Company deferred share units.

Conditions to the Merger.

Consummation of the Merger is no longer subject to approval by the Company’s stockholders, but is still subject to customary conditions, including, without limitation: approval of the Revised Merger Agreement by the CTWS shareholders; receipt of certain governmental approvals, including the approval of the Maine Public Utilities Commission and the Connecticut Public Utilities Regulatory Authority, and pre-approvals of any license transfers from the Federal Communications Commission; the absence of any law or judgment prohibiting the consummation of the Merger; the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); each party’s performance in all material respects of its obligations contained in the Revised Merger Agreement; and the absence of any material adverse effect on CTWS since the date of the Original Merger Agreement, which has not been ameliorated or cured. The required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, was terminated early on April 27, 2018.

Termination Rights.

The Revised Merger Agreement retains certain termination rights from the First Amended and Restated Merger Agreement and contains certain other customary termination rights for the Company and CTWS, including, without limitation, if the Merger is not consummated on or before May 5, 2019, subject to two automatic three-month extensions up to November 5, 2019 if needed to satisfy the governmental approvals condition. Upon termination of the Revised Merger Agreement under specified circumstances, including a change in the recommendation of CTWS’s board of directors, the termination by CTWS in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of CTWS’s non-solicitation obligations, CTWS will be required to pay the Company a cash termination fee of $28.1 million. Upon termination of the Revised Merger Agreement under specified circumstances, including the termination by the Company in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of the Company’s non-solicitation obligations, the Company will be required to pay CTWS a cash termination fee of $42.5 million. In addition, upon termination of the Revised Merger Agreement as a result of CTWS’s failure to obtain the approval of its shareholders, CTWS will be required to reimburse the Company for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Revised Merger Agreement up to a maximum of $5 million. In addition, upon termination of the Revised Merger Agreement due to failure of certain closing conditions as a result of actions by the California Public Utilities Commission, the Company will be required to reimburse CTWS for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Revised Merger Agreement up to a maximum of $5 million, and, if, under certain circumstances, within 15 months of such termination the Company enters into a definitive contract to consummate an alternative proposal or an alternative proposal is consummated, the Company will pay CTWS the $42.5 million termination fee.

Post-Closing Governance.

The Revised Merger Agreement provides that, upon consummation of the Merger, the Company’s board of directors will be expanded by two seats with the two new vacancies to be filled by two current CTWS directors to be selected by SJW. The Company expects that the New England Region will continue to be led by members of CTWS’s existing management team.

Representations, Warranties and Covenants.

The Company, Merger Sub and CTWS have each made customary representations, warranties and covenants in the Revised Merger Agreement, including customary financing-related representations and standard marketing period provisions and covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, CTWS has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects and has agreed to certain other restrictive covenants.

The Revised Merger Agreement and the above description of the Revised Merger Agreement have been included to provide investors with information regarding the terms of the Revised Merger Agreement. It is not intended to provide any other factual information about the Company, CTWS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Revised Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Revised Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Revised Merger Agreement, the First Amended and Restated Merger Agreement and the Original Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations, warranties and covenants may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Revised Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or CTWS. The Revised Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, the Forms 10-Q, the proxy statement to be filed by CTWS in connection with the Merger, and other documents that the parties file with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, CTWS or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Revised Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Revised Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 6, 2018, the Company and CTWS issued a joint press release announcing their entry into the Revised Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The Company and CTWS also distributed an investor presentation and infographic with respect to the proposed transaction contemplated by the Revised Merger Agreement, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction between the Company and CTWS may not be satisfied or waived, including the risk that required approvals from the security holders of CTWS to the proposed transaction are not obtained; (2) the risk that the regulatory approvals required for the proposed transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the proposed transaction; (5) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company or CTWS; (7) the ability of the Company and CTWS to retain and hire key personnel; (8) competitive responses to the proposed transaction; (9) unexpected costs, charges or expenses resulting from the proposed transaction, including, without limitation, related to the Company’s financing plans in connection with the proposed transaction; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating the Company’s and CTWS’s existing businesses; and (12) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement filed by CTWS in connection with the proposed transaction, and are more fully discussed in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2018, filed with the SEC on July 27, 2018, and CTWS’s quarterly report on Form 10-Q for the period ended March 31, 2018, filed with the SEC on May 9, 2018.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in its filings with the SEC, including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and CTWS’s overall business and financial condition, including those more fully described in its filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of the Company, its management, CTWS or its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

In response to the tender offer for all the outstanding shares of common stock of the Company commenced by California Water Service Group (“California Water”) through its wholly owned subsidiary, Waltz Acquisition Sub, Inc., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on June 15, 2018, as amended by that Amendment No. 1 to Schedule 14D-9 filed with the SEC on June 26, 2018. Investors and stockholders of the Company are urged to read the solicitation/recommendation statement on Schedule 14D-9 and other documents that are filed or will be filed with the SEC carefully and in their entirety because they contain important information. Investors and stockholders of the Company may obtain a copy of these documents free of charge at the SEC’s website at www.sec.gov. These materials are also available free of charge at the Company’s investor relations website at https://sjwgroup.com/investor_relations. In addition, copies of these materials may be requested free of charge from the Company’s information agent, Georgeson LLC, toll-free at (866) 357-4029.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

2.1	Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among the Company, Merger Sub and CTWS*

99.1	Joint press release, dated August 6, 2018 issued by the Company and CTWS

99.2	Investor Presentation, dated August 6, 2018

99.3	Infographic disseminated by the Company and CTWS on August 6, 2018

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: August 6, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer